FTD COMPANIES, INC.
THIRD AMENDED AND RESTATED
2013 INCENTIVE COMPENSATION PLAN

FIRST AMENDMENT TO RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
RECITALS

A.    FTD Companies, Inc., a Delaware corporation (the “Corporation”), and John C. Walden (the “Participant”) hereby enter into this First Amendment to Restricted Stock Unit Issuance Agreement, dated April 23, 2018 (“Amendment”), by and between the Corporation and the Participant and effective as of April 23, 2018, to amend the Participant’s 2018 Restricted Stock Unit Issuance Agreement with the Corporation (the “RSU Agreement”).

B.    Words and phrases used herein with initial capital letters that are defined in the RSU Agreement are used herein as so defined.

NOW, THEREFORE, it is hereby agreed as follows:

1.	The definition of “Employment Agreement” in Appendix A to the RSU Agreement is hereby amended and restated in its entirety as follows:

“E.    Employment Agreement shall mean the Employment Agreement between the Participant and the Corporation (or any Parent or Subsidiary) in effect from time to time.”

2.	This Amendment may be executed in separate counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

3.	Except as otherwise provided herein, the RSU Agreement shall continue in full force and effect in accordance with its terms.

[Signatures on following page]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed by its duly authorized officer, and the Participant has duly executed this Amendment, as of the date first written above.
FTD COMPANIES, INC.

By: /s/ Scott D. Levin
Name: Scott D. Levin
Title: Executive Vice President and General Counsel

/s/ John C. Walden
JOHN C. WALDEN